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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported) January 18, 2000


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-5885                    13-2625764
  (State or other juris-             (Commission                (IRS Employer
diction of incorporation)            File Number)            Identification No.)



        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323

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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On January 18, 2000, the Registrant issued a press release announcing its earnings for the three-month and twelve-month periods ended December 31, 1999. A copy of such press release is filed herein as
         Exhibit 99a.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             12.  Statement re computation of ratios.

             99a. Copy of press release of J.P. Morgan & Co. Incorporated dated January 18, 2000.

             99b. Statement of consolidated average balances and net
                  interest earnings for the three and twelve month periods ended December 31, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED

                        ------------------------------
                        (REGISTRANT)





                        /s/Grace B. Vogel

                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: January 18, 2000